SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]           Preliminary Proxy Statement
[  ]           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ]           Definitive Proxy Statement
[X]          Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

Bridgeway Funds, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]           No fee required.
[  ]           Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

[  ]           Fee paid previously with preliminary proxy materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:
____________________________________________________________

2)           Form, Schedule or Registration Statement No.:
____________________________________________________________

3)           Filing Party:
____________________________________________________________

4)           Date Filed:
____________________________________________________________

Generic Solicitation Script
Bridgeway Micro-Cap Limited Fund
May 30th, 2012
877-826-0885

Inbound Greeting:
Thank you for calling the Broadridge Proxy Services Center for the Bridgeway Micro-Cap Limited Fund. My name is <Agent Name> and this call is being recorded for quality assurance. How may I assist you today?

Outbound Greeting:
Hello is Mr. /Ms.   available please?

Hi Mr. /Ms  , my name is <Agent Name> and I am calling on behalf of the Bridgeway  Micro-Cap Limited Fund on a recorded line. Recently we sent you proxy materials for the upcoming Special Meeting of Shareholders to be held on May 30th, 2012 and have not received your proxy.

Voting:
Your Fund’s Board of Directors recommends that shareholders vote “FOR” the proposals.  Would you like to vote along with the recommendations of the board?

The process will only take a few moments.

For the record, would you please state your full name and full mailing address?

Are you authorized to vote on all shares in all funds in all accounts? (Should have already identified shares s/he is authorized to vote)

Again, my name is <Agent Name>, a proxy voting specialist on behalf of the Bridgeway  Micro-Cap Limited Fund. Today’s date is <Date> and the time is <Time> (am/pm) Eastern Time.

Mr. / Ms.                        , I have recorded your [FOR/AGAINST/ABSTAIN] vote for all of your Bridgeway  Micro-Cap Limited Fund accounts and will be sending you a written confirmation for each. If you wish to make any changes you may contact us by calling 1-877-826-0885. Thank you very much for your participation and have a great day/evening.

If Unsure of voting or does not want to vote along with the recommendation of the Board:
“Would you like me to review the proposals with you? “ (After review, ask them if they would like to vote now over the phone).

If Not Received/Requesting material to be re-mailed:
I can resend the materials to you. Can you please verify your full mailing address? (Verify entire address, including street name, number, town, state & zip) Do you have an email address this can be sent to? (If yes, enter the email address in the notes and read it back phonetically to the shareholder)

Thank you. You should receive these materials shortly and the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at 1-877-826-0885.

If Not Interested:
(Use rebuttal) I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important.  Please fill out and return your proxy card at your earliest convenience.  If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

ANSWERING MACHINE MESSAGE:
Hello, my name is <Agent Name> and I am a proxy voting specialist on behalf of Bridgeway  Micro-Cap Limited Fund. You should have received proxy material in the mail concerning the Special Meeting of Shareholders to be held on May 30th, 2012.

Your participation is very important.  To vote over the telephone, call toll-free at 1-877-826-0885 and a proxy voting specialist will assist you with voting your shares.  Specialists are available   Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00AM to 6:00 PM Eastern Time.  Voting takes just a few moments and will benefit all shareholders.  Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE:
Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of the Bridgeway Micro-Cap Limited Fund.  You should have received proxy material in the mail concerning the Special Meeting of Shareholders to be held on May 30th, 2012.
Your participation is very important.  To vote over the telephone, call toll-free at 1-877-826-0885 and a proxy voting specialist will assist you with voting your shares.  Specialists are available Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00AM to 6:00 PM Eastern Time. Voting takes just a few moments and will benefit all shareholders.
Thank you for your prompt attention to this matter.

INBOUND - CLOSED RECORDING:
“Thank you for calling the Broadridge Proxy Services Center for the Bridgeway Micro-Cap Limited Fund. Our offices are now closed.  Please call us back during our normal business hours  which are, Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00 AM to 6:00 PM  Eastern Time.  Thank you.”

INBOUND - CALL IN QUEUE MESSAGE:
“Thank you for calling the Broadridge Proxy Services Center for the Bridgeway  Micro-Cap Limited Fund. Our proxy specialists are currently assisting other shareholders.  Your call is important to us.  Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE:
“Thank you for calling the Broadridge Proxy Services Center for the Bridgeway  Micro-Cap Limited Fund. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related calls. If you have questions about your Bridgeway  Micro-Cap Limited Fund, please contact your Financial Advisor or call the Bridgeway  Micro-Cap Limited Fund at 1-800-661-3550. Thank you for investing in the Bridgeway  Micro-Cap Limited Fund.

Bridgeway Micro-Cap Limited Fund- PROXYLITE MESSAGE

 “Hello. This is John Montgomery, Founder and Chief Investment Officer of Bridgeway Capital Management.

I am calling because you are a shareholder in the Bridgeway Micro-Cap Limited Fund and we are requesting your vote on an important proposal.

You will soon be receiving a package containing a proxy on the proposal to approve the reorganization of the Micro-Cap Limited fund into the Ultra-Small Company fund, along with everything you need to vote your shares.  We ask that you consider the proposal and vote as soon as possible.

The Board of Directors of Bridgeway Funds recommends that you cast your vote FOR the proposal as described in the Proxy Statement/Prospectus.

You can vote quickly and easily by touch-tone phone, on the Internet, or by mail.  The details are in the package we are sending.  If you have any questions, call us toll free at 877-826-0885.

Please vote.  All of us at Bridgeway appreciate your prompt attention to this matter.

Thank you.

Goodbye.”

Please note: You are receiving this email because you have elected to receive Proxy Material via the Internet. Please review this material and vote your shares as soon as possible. Your vote is important.

Please read this email before proceeding

NOTICE OF AVAILABILITY OF IMPORTANT PROXY MATERIAL

Micro-Cap Limited Fund
Special Meeting of Shareholders
Meeting Date: May 30, 2012
For Shareholders as of: March 19, 2012

You can access these Proxy Materials at the following Web
address:

NOTICE OF SPECIAL MEETING AND PROXY STATEMENT/PROSPECTUS

If your email software supports it, you can simply click on the above link. If not, you can type (or copy and paste) the web address into the address line of your Web browser.

HOW TO VOTE:
Because electronic Proxy Materials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by touchtone telephone.  Either way, you will need the Control number(s) below.

CONTROL NUMBER: 012345678901

Please use this control number when voting on the internet or by touchtone telephone.

To vote through the Internet, visit http://www.proxyvote.com.
Internet voting is accepted up to 11:59 p.m. (PST) the day before the meeting.

To vote by touchtone telephone, call 1-800-690-6903 and follow the recorded instructions. Touchtone telephone voting is accepted up to 11:59 p.m (PST) the day before the meeting/cut off date.

ADDITIONAL INFORMATION:
To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software.  This software is available for download at no cost at http://www.adobe.com.  Downloading time may be slow.